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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington,  D.C.  20549


                                      FORM 8-K


Date of report (Date of earliest event reported):      March 31, 1999
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                            AFTERMARKET TECHNOLOGY CORP.
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               (Exact Name of Registrant as Specified in Its Charter)


              Delaware                   0-21803              95-4486486
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  (State or Other Jurisdiction of      (Commission         (I.R.S. Employer
   Incorporation or Organization)      File Number)       Identification No.)


One Oak Hill Center, Suite 400, Westmont, IL                      60559
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 (Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, Including Area Code:         (630) 455-6000
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                            AFTERMARKET TECHNOLOGY CORP.

                                      FORM 8-K

ITEM 5.   OTHER EVENTS.

       On March 31, 1999, Aftermarket Technology Corp. (the "Company") issued a press release announcing that it expects earnings for 1999 of approximately $0.70 per share, excluding approximately $4 million of nonrecurring charges to be incurred during the year, compared to the Company's previous estimate of approximately $0.50 per share before such charges. Previously, the Company announced its revised first quarter 1999 net income estimate of approximately $0.09 per share, excluding approximately $2 million of nonrecurring charges to be incurred in the quarter. The Company's original estimate had been that first quarter results before the charges would be break-even to slightly profitable.
A copy of the press release is attached to this Form 8-K as Exhibit 99.

       Effective March 30, 1999, Mr. Fred J. Hall resigned as a director of the Company. Mr. Hall, who became a director of the Company in May 1998, is Chairman of the Board, President and Chief Executive Officer of The Fred Jones Companies, Inc. The Fred Jones Companies has a line of business that is competitive with a line of business recently commenced by the Company. In light of this, Mr. Hall decided to resign from the Company's Board in order to avoid any potential conflicts of interest.

                          FORWARD LOOKING STATEMENT NOTICE

       The above paragraph contains forward-looking statements that involve risks and uncertainties because such statements are based upon assumptions as to future events that may not prove to be accurate. There can be no assurance that actual results will not differ materially from those projected or implied by such statements. The factors that could cause actual results to differ are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and other filings made by the Company with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     EXHIBITS

     99   Press Release issued by Aftermarket Technology Corp. on
          March 31, 1999.

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                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        AFTERMARKET TECHNOLOGY CORP.
Dated:  March 31, 1999
                                        By:   /s/ Joseph Salamunovich
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                                               Joseph Salamunovich
                                                  Vice President


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